OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                   Supplement dated January 2, 2001 to the
                        Prospectus dated March 7, 2000



            The third sentence in the subsection "Distribution and Service Pan for Class A Shares" under the heading "Distribution and Service (12b-1) Plans" on page 18 is amended as follows:

                  The Fund also pays a service fee to the
                  Distributor of 0.25% of the average annual net assets of Class A shares.









      January 2, 2001                                       PS254.013